EXHIBIT 10.4
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                      PHAGE THERAPEUTICS INTERNATIONAL INC.

                                 2000 STOCK PLAN


1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2 Definitions. As used in this Stock Plan, the following definitions will apply:

           (a) "Administrator" means the Board or any of its Committees as will be administering the Plan under Section 4 of the Plan.
           (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.
           (c)       "Board" means the Board of Directors of the Company.
           (d)       "Code" means the Internal Revenue Code of 1986, as amended.
           (e)       "Committee" means a committee of Directors appointed by the
                      Board under Section 4 of the Plan.
           (f)       "Common Stock" means the Common Stock of the Company.
           (g)       "Company" means  Phage Therapeutics International Inc., a
                      Florida corporation.
           (h)       "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render
                     consulting or advisory services to such entity.
           (i)       "Director" means a member of the Board of Directors of the
                      Company.
           (j)       "Disability" means total and permanent disability as
                      defined in Section 22(e)(3) of the Code.
           (k)       "Employee" means any person, including Officers and
                     Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment on expiration of such leave is guaranteed by statute or contract. If re-employment on expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.
           (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           (m)       "Fair Market Value" means, as of any date, the value of
                      Common Stock determined as follows:
                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for the stock (or the closing bid, if no sales were reported) as quoted on the exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or any other source as the Administrator considers reliable;
                     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or
                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
           (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of
                     Section 422 of the Code.
           (o)       "Non-statutory Stock Option" means an Option not intended
                      to qualify as an Incentive Stock Option.
           (p)       "Officer" means a person who is an officer of the Company
                      within the meaning of Section 16 of the Exchange
                     Act and the rules and regulations promulgated thereunder.
           (q)       "Option" means a stock option granted pursuant to the Plan.


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           (r)       "Option Agreement" means a written or electronic  agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
           (s)       "Option   Exchange   Program"   means  a  program   whereby
                     outstanding Options are exchanged for Options with a lower exercise price.
           (t) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.
           (u)       "Optionee" means the holder of an outstanding Option or
                     Stock Purchase Right granted under the Plan.
           (v)       "Parent" means a "parent corporation," whether now or
                     hereafter existing, as defined in Section 424(e) of the Code.
           (w)       "Plan" means this 2000 Stock Plan.
           (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.
           (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
           (z)       "Section 16(b)" means Section 16(b) of the Exchange Act.
           (aa)      "Service Provider" means an Employee, Director or
                     Consultant.
           (bb) "Share" means a share of the Common Stock, as adjusted under Section 12 below.
           (cc) "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.
           (dd) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 3,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased underlying Shares will become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, on exercise of either an Option or Stock Purchase Right, will not be returned to the Plan and will not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, the Shares will become available for future grant under the Plan.

4.  Administration of the Plan.

           (a)       Procedure.
                     (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.
                     (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation," within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors," within the meaning of
                               Section 162(m) of the Code.
                     (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
                     (iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

           (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator will have the authority in its discretion:
                     (i)       to determine the Fair Market Value;
                     (ii)      to select the Service Providers to whom Options
                               and Stock Purchase Rights may from time to time be granted hereunder;
                     (iii)     to  determine the  number of Shares to be covered
                               by  each award granted under the Plan;
                     (iv)      to approve forms of agreement for use  under the
                               Plan; (v) to determine the terms and conditions, of any Option or Stock Purchase Right granted under the Plan.
                               The terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any

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                               Option  or Stock  Purchase  Right  or  underlying
                               Common Stock, based in each case on the factors as the Administrator, in its sole discretion, will determine;
                     (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;
                     (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by the Option has declined since the date the Option was granted;
                     (viii)    to initiate an Option Exchange Program;
                     (ix)      to   prescribe,   amend  and  rescind  rules  and
                               regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
                     (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued on exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by
                               Optionees  to  have  Shares   withheld  for  this
                               purpose will be made in the form and under the conditions as the Administrator may consider necessary or advisable; and
                     (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

           (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator will be final and binding on all Optionees.

5.  Eligibility.

           (a) Non-statutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

           (b) Each Option will be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding the designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, the Options will be treated as Non-statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to the Shares is granted.

           (c) Neither the Plan nor any Option or Stock Purchase Right will confer on any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor will it interfere in any way with his or her right or the Company's right to terminate the relationship at any time, with or without cause.

           (d)       The following limitations will apply to grants of Options:
                     (i) No Service Provider will be granted, in any fiscal year of the Company, Options to purchase more than 10% of the total issued and outstanding Shares.
                     (ii) The foregoing limitations will be adjusted proportionately in connection with any change in the Company's capitalization as described in
                               Section 12.
                     (iii) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

6. Term of Plan. The Plan will become effective on its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated at an earlier date under Section 14 of the Plan.

7. Term of Option. The term of each Option will be stated in the Option Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option will be five (5) years from the date of grant or a shorter term as may be provided in the Option Agreement.

8.  Option Exercise Price and Consideration.
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           (a)       Option Exercise Price.  The per share exercise price for
                     the Shares to be issued on exercise of an Option will be the price as is determined by the Administrator, but will be subject to the following:
                     (i)       In the case of an Incentive Stock Option
                               (A) granted to an Employee who, at the time of grant of the Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
                               (B) granted to any other Employee, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
                     (ii) In the case of a Non-statutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Non-statutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

           (b) Consideration. The consideration to be paid for the Shares to be issued on exercise of an Option, including the method of payment, will be determined by the Administrator (and, in the case of an Incentive Stock Option, will be determined at the time of grant). The consideration may consist of:
                     (i)       cash,
                     (ii)      check,
                     (iii)     promissory note,
                     (iv)      other Shares which:
                               (A) in the case of Shares acquired on exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and
                               (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option will be exercised,
                     (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or
                     (vi) any combination of the foregoing methods of payment.
                     In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of the consideration may be reasonably expected to benefit the Company.

9.  Exercise of Option.

           (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted under the Plan will be exercisable according to the terms of the Plan at the times, and under any other conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted to Officers and Directors will be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                     An Option will be considered exercised when the Company receives:

                     (i) written or electronic notice of exercise (under the Option Agreement) from the person entitled to exercise the Option, and
                     (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued on exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) the Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

                     Exercise of an Option in any manner will result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


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          (b)  Termination of Relationship as a Service Provider. If an Optionee
               ceases to be a Service Provider, the Optionee may exercise his or her Option within the period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by the Option will revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within the period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified, the Option will terminate, and the Shares covered by the Option will revert to the Plan.

          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within the period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option will remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified, the Option will terminate, and the Shares covered by the Option will revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on the terms and conditions as the Administrator will establish and communicate to the Optionee at the time that the offer is made.

10. Non-Transferability of Options and Stock Purchase Rights. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.  Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it will advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that the person will be entitled to purchase, the price to be paid, and the time within which the person must accept the offer. The offer will be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement will grant the Company a repurchase option exercisable on the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement will be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option will lapse at the rate as the Administrator may determine.

          (c) Other Provisions. The Restricted Stock purchase agreement will contain any other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser will have rights equivalent to those of a shareholder and will be a shareholder when his or her purchase is entered on the records


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               of  the  duly  authorized  transfer  agent  of  the  Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12. Adjustments On Changes in Capitalization, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan on cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each outstanding Option or Stock Purchase Right, will be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company will not be considered to have been "effected without receipt of consideration." The adjustment will be made by the Board, whose determination in that respect will be final, binding and conclusive. Except as expressly provided in this Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will affect, and no adjustment will be made to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify the Optionee not less than fifteen (15) days prior to the proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of the proposed action.

          (c) Merger. In the event of a merger, sale or reorganization of the Company with or into any other corporation or corporations or a sale of all or substantially all of the assets or outstanding stock of the Company, in which transaction the Company's stockholders immediately prior to the transaction own immediately after the transaction less than 50% of the equity securities of the surviving corporation or its parent, all Options that have not been terminated under the Stock Option Agreement that will become vested within 18 months of the closing date of the merger, sale or reorganization will be accelerated. In the event of a merger of the Company with or into another corporation, each outstanding Option or Stock Purchase Right may be assumed or an equivalent option or right may be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If, in the event, an Option or Stock Purchase Right is not assumed or substituted, the Option or Stock Purchase Right will terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option or Stock Purchase Right will be considered assumed if, following the merger, the Option or Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If the consideration received in the merger is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received on the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

13. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, the Option or Stock Purchase Right will contain all additional terms and conditions as the Administrator considers appropriate.

14. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right will, for all purposes, be the date on which the Administrator makes the determination granting the Option or Stock Purchase Right, or any other date as is determined by the Administrator. Notice of the determination will be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of the grant.

15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Board will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it with respect to Options granted under the Plan prior to the date of termination.

16.  Conditions On Issuance of Shares.

           (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of the Option and the issuance and delivery of the Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

           (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is considered by the Company's counsel to be necessary to the lawful issuance and sale of any Shares the Plan, will relieve the Company of any liability in respect of the failure to issue or sell the Shares as to which the requisite authority may not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Shareholder approval must be obtained in the degree and manner required under Applicable Laws.

                      PHAGE THERAPEUTICS INTERNATIONAL INC.
                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

Unless otherwise defined in this Stock Option Agreement, the terms defined in the 2000 Stock Plan will have the same defined meanings in this Stock Option Agreement.

1.  Notice of Stock Option Grant.

           Name:                                "Optionee"
                     --------------------------

The Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

           Date of Grant:
                          --------------------------------

           Vesting Commencement Date:                                     "VCD"
                                       -----------------------------------

           Exercise Price per Share:
                                      ----------------------

           Total Number of Shares Granted:                 Number of shares
                                          ----------------
           Total Exercise Price:                          Total Price
                                  ---------------------
           Type of Option:                          X     Incentive Stock Option
                          -----    ---------------------

                         _________________________ Non-statutory Stock Option

           Term/Expiration Date:
                                  ------------------------------------

           Vesting Schedule:

           The vesting schedule will be determined by the Administrator in its sole discretion.

           Termination Period:

           This Option will be exercisable for one month after Optionee ceases to be a Service Provider. On Optionee's death or Disability, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

2.  Agreement.

           1) Grant of Option. The Plan Administrator of the Company grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan will prevail.

                     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option will be treated as a Non-statutory Stock Option ("NSO").

           2)        Exercise of Option.
                     (i) Right to Exercise. This Option will be exercisable during its term under the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.
                     (ii) Method of Exercise. This Option will be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice") which will state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and any other representations and agreements as may be required by the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option will be considered to be exercised on receipt by the Company of a fully executed Exercise Notice accompanied by the aggregate Exercise Price.

                     No Shares will be issued pursuant to the exercise of an Option unless the issuance and exercise complies with Applicable Laws. Assuming compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee will, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee will not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction will apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination of the following, at the election of the
Optionee:

          (a)  cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

          (c)  surrender of other Shares which:

               (i) in the case of Shares acquired on exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and

               (ii) have a Fair Market Value on the date of  surrender  equal to the aggregate Exercise Price of the Exercised Shares.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of the Shares on the exercise or the method of payment of consideration for the shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement will be binding on the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during the term only under the Plan and the terms of this Option.

9. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

           (a) Exercise of NSO. There may be a regular federal income tax liability on the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

               (b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability on the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

               (c) Disposition of Shares. In the case of an NSO, if Shares are held for not less than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for not less than one year after exercise and of not less than two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of:

                    (i) the Fair Market Value of the Shares on the date of exercise, or

                    (ii) the sale price of the Shares.  Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of:

                    (i)  the date two years after the Date of Grant, or

                    (ii) the date  one year  after  the  date of  exercise,  the
                         Optionee will immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

10. Entire Agreement; Governing Law. The Plan is incorporated by reference. The Plan and this Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to Options and Stock Purchase Rights, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Florida.

11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE APPLICABLE VESTING SCHEDULE IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE ATTACHED VESTING SCHEDULE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions of the Plan, and accepts this Option subject to all of the terms and provisions of the Plan. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator on any questions arising under the Plan or this Option. Optionee further agrees to notify the Company on any change in the residence address indicated below.


OPTIONEE:                              PHAGE THERAPEUTICS INTERNATIONAL INC.

---------------------------------      ---------------------------------
Signature                              By: _____________________

                                       ________________________
------------------------------------
Print Name                             Title
---------------------------------
Social Security Number

Residential Address:





--------------------------------------------------------------------------------


                                CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest will be similarly bound. The undersigned appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.



---------------------------------
Spouse of Optionee

                                    EXHIBIT A

                                 2000 STOCK PLAN

                                 EXERCISE NOTICE



Phage Therapeutics International, Inc.
22116 23rd Drive S.E.
Bothwll, Washington 98201



           1. Exercise of Option. Effective as of today, ___________, 20__, the undersigned ("Optionee") elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Phage Therapeutics Interntational Inc. (the "Company") under and pursuant to the 2000 stock plan (the "Plan") and the stock option agreement dated ________, 20__ (the "Option Agreement"). The purchase price for the Shares will be $________, as required by the Option Agreement.

           2. Delivery of Payment. Purchaser has delivered to the Company the full purchase price of the Shares.

           3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

           4. Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares will be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

           5. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee considers advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

           6.  Restrictive Legends and Stop-Transfer Orders.

           (a) Legends. Optionee understands and agrees that the Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed on any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

                               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

           (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

           (c)       Refusal to Transfer.  The Company will not be required:
                      (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or
                     (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares will have been so transferred.

           8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding on Optionee and his or her heirs, executors, administrators, successors and assigns.

     9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice will be submitted by Optionee or by the Company immediately to the Administrator which will review the dispute at its next regular meeting. The resolution of a dispute by the Administrator will be final and binding on all parties.

           10. Entire Agreement/Governing Law. The Plan and Option Agreement are incorporated by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties concerning Options and Stock Purchase Rights and supersede in their entirety all prior undertakings and agreements of the Company and Optionee concerning Options and Stock Purchase Rights, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Florida.


Submitted By:                             Accepted By:

OPTIONEE:                                  PHAGE THERAPEUTICS INTERNATIONAL INC.

---------------------------------         ---------------------------------
Signature                                 By:_______________________

                                          _________________________________
-------------------------------------
Print Name                                Title
---------------------------------
Social Security Number

                                          Date Received: _____________________

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT



OPTIONEE:
                     -------------------------------------------

COMPANY:                 Phage Therapeutics International Inc.
        ------------------------------------------------------

SECURITY:               Common Stock
                     --------------------------------------------------

AMOUNT:
                     ---------------------------------------

DATE:                _______________________________


In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

1. Possesses Knowledge About Company. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

2. Investment Purpose. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

3. Restricted Securities. Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance on a specific exemption therefrom, which exemption depends on, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely on a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

4. Securities May be Subject to Indefinite Hold Period. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, a legend prohibiting their transfer as required under applicable state securities laws.

5. Rule 701 and Rule 144. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:

           (a) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate,

           (b) the availability of certain public information about the Company,

           (c) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and

           (d)       the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (a), (b), (c) and
     (d) of the paragraph immediately above.

6. Other Registration Exemption Not Assured. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


OPTIONEE:

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Signature


Print Name
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Social Security Number